--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 16, 2007

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)


       Georgia                          0-23340                  62-0342590
------------------------        ----------------------       -------------------
(State of Incorporation)        Commission File Number         (IRS employer
                                                             identification no.)

       504 Thrasher Street,
        Norcross, Georgia                                 30071
----------------------------------------                ----------
(Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 1.01 - Entry into a Material Definitive Agreement.

On November 16, 2007, Rock-Tenn Company entered into an amendment to its 364-day receivables backed financing facility ("Receivables Facility"), between Rock-Tenn Financial, Inc., Rock-Tenn Converting Company, Variable Funding Capital Company LLC, Three Pillars Funding LLC and Wachovia Bank. This agreement increases the size of the facility from $100.0 million to $110.0 million.



                                       ###

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 21, 2007
                                        ROCK-TENN COMPANY


                                        By: /s/ Steven C. Voorhees
                                            ------------------------------------
                                            Steven C. Voorhees
                                            Executive Vice President and Chief
                                            Financial Officer